Exhibit 10.2


                                    PALADYNE CORP.

                                1999 STOCK OPTION PLAN


                    1    Purpose.  This 1999 Stock Option Plan (the "Plan")
                         -------
          of Paladyne Corp., a Delaware corporation (the "Company"), is intended to provide incentives: (i) to certain directors, officers, employees and other persons who perform services for or on behalf of the Company and any subsidiaries of the Company (collectively, the "Subsidiaries") by providing them with opportunities to purchase capital stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO" or "ISOs") or which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); and (ii) to individuals who are directors but not also employees of the Company and the Subsidiaries ("Non-Employee Directors"), and to individuals who are members of the Advisory Board or an independent contractor, or consultant to the Company or its Subsidiaries, by providing them with opportunities to purchase capital stock in the Company pursuant to Non-Qualified Options. Both ISOs and Non-Qualified Options are referred to hereinafter individually as an "Option" and collectively as "Options," and persons to whom Options are granted are referred to hereinafter individually as an "Optionee" and collectively as "Optionees." As used herein, the term "Subsidiary" means "subsidiary corporation" as that term is defined in Section 424(f) of the Code.

                    2    Administration of the Plan.  The Plan shall be
                         --------------------------
          administered by a Committee of the Board of Directors of the Company (the "Committee"), each member of which shall be a "Non-Employee Director" within the meaning of Rule 16b-3 or any successor provision ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall consist of two or more members. Subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Subsidiaries (from among the class of employees eligible under Section 4 hereof to receive
          ISOs) to whom ISOs may be granted; (ii) determine the person and the number of shares which may be issued under each Option; (iii) determine the time or times at which Options may be granted; (iv) determine the exercise price of shares subject to each Option, which price shall not be less than the fair market value as specified in Section 6; (v) determine (subject to Sections 7 and
          9) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions are to be imposed on shares subject to Options and the nature of such restrictions, if any, and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Committee or of the Board of Directors of the Company shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

                    3    Stock.  The stock delivered under this Plan shall
                         -----
          be the Company's Common Stock, par value $.001 per share (the "Common Stock"), either authorized and unissued, treasury stock or shares purchased on the open market. The aggregate number of shares which may be issued pursuant to the Plan is 2,500,000, subject to adjustment as provided in Section 13. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such Option shall again be available for grants of Options under the Plan.

                    4    Eligible Employees and Others.  ISOs and Non-
                         -----------------------------
          Qualified Options may be granted to individuals who are employees of the Company and its Subsidiaries, including officers and directors who are also employees at the time the Option is granted. Non-Qualified Options may be granted to Non-Employee Directors and independent contractors and consultants to the Company and its Subsidiaries, affiliates or any entity in which the Company has an interest, or who are deemed by the Committee to be in a position to perform such services in the future. Granting of any Option to any person shall neither entitle that person to, nor disqualify him from, participation in any other Option grant.

                    5    Term of Plan; Granting of Options.  The term of
                         ---------------------------------
          the Plan will commence on the date of adoption of the Plan by the Company's Board of Directors, subject to approval by stockholders within one year of adoption, and terminate on the day immediately preceding the tenth anniversary of said adoption, except as to Options outstanding on that date and subject to earlier termination as provided in Sections 9 and 10 hereof. Options may be granted under the Plan at any time during the term of the Plan. The date of grant of an Option under the Plan shall be the date specified by the Committee at the time it grants the Option; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. No Option shall be granted pursuant to the Plan after January 18, 2009.


                    6    Minimum Exercise Price; ISO Limitations.
                         ---------------------------------------

                         6.1  Price for Non-Qualified Options.  The
                              -------------------------------
          exercise price per share for each Non-Qualified Option granted under the Plan shall not be less than the fair market value of the Common Stock on the date of grant of the Option, and in no event shall be less than the minimum legal consideration required therefor under the laws of the State of Delaware or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

                         6.2  Price for ISOs.  The exercise price per share
                              --------------
          for each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary (a "10% Employee"), the price per share for such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant.

          For purposes of determining stock ownership under this Section, the rules of Section 424(d) of the Code shall apply.

                         6.3  $100,000 Annual Limitation on ISO Vesting.
                              -----------------------------------------
          To the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Subsidiary, ISOs become exercisable for the first time by an employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000, such excess amount of stock shall be deemed to have been granted as a Non-Qualified Option, and not as an ISO.

                         6.4  Determination of Fair Market Value.  If at
                              ----------------------------------
          the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall be (i) the mean (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange;
          (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market or Small Cap Market (or other interdealer quotation system), if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by the OTC Electronic Bulletin Board or other established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market or Small Cap Market (or other interdealer quotation system). However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, the "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee in good faith after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

                    7    Option Duration.  Subject to earlier termination
                         ---------------
          as provided in Sections 9 and 10, each Option shall expire on the date specified by the Committee, but not more than (i) ten (10) years from the date of grant in the case of Non-Qualified
          Options, (ii) ten (10) years from the date of grant in the case of ISOs generally, and (iii) five (5) years from the date of grant in the case of ISOs granted to a 10% Employee, as determined under
          Section 6.02. Subject to earlier termination as provided in Sections 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to Section 16.

                    8    Exercise of Option.  Subject to the provisions of
                         ------------------
          Sections 9 through 12, each Option granted under the Plan shall be exercisable as follows:

                         8.1  Vesting.  The Option shall either be fully
                              -------
          exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify, provided that an Option granted to a director or officer of the Company may not vest earlier than six (6) months from the date of grant.

                         8.2  Full Vesting of Installments.  Once an
                              ----------------------------
          installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

                         8.3  Partial Exercise.  Each Option or installment
                              ----------------
          may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

                         8.4  Acceleration of Vesting.  The Committee shall
                              -----------------------
          have the right to accelerate the date of exercise of any installment of any Option, provided that the Committee shall not, without the consent of an Optionee, accelerate the exercise date of any installment of any Option granted to any employee as an ISO if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Section 6.03.

                    9    Termination of Employment.  If an Optionee ceases
                         -------------------------
          his employment with, or service by, the Company and all Subsidiaries other than by reason of death or disability as defined in Section 10 or by the Company or any Subsidiary for cause, no further installments of his Options shall become exercisable, and his Options shall terminate after the passage of one (1) year from the date of termination of his employment or service (or three (3) months as to ISOs), but in no event later than on their specified expiration dates, during which period he shall have the right to exercise any Options exercisable by him on the date of termination of employment, subject to exercise for such other periods as determined by the Committee at the time of grant. Options held by an Optionee whose termination of employment or service is for cause shall terminate upon such termination. For purposes of this Section 9 only, employment or service shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service). A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment or service under this Section 9, provided that such written approval contractually obligates the Company or any Subsidiary to continue the employment or service of the Optionee after the approved period of absence. Options granted under the Plan shall not be affected by any change of employment or service within or among the Company and Subsidiaries, so long as the Optionee continues to be an employee or independent contractor or advisor of the Company or any Subsidiary. Nothing in the Plan shall be deemed to give any Optionee the right to be retained in employment or other service by the Company or any Subsidiary for any period of time. The Committee may, in its sole discretion, change the termination period for any Option from the period provided for in this Section 9 or in Section 10 to a period less than the respective periods specified herein.

                    10   Death; Disability.
                         -----------------

                         10.1 Death.  If an Optionee ceases his employment
                              -----
          with or service by the Company and all Subsidiaries by reason of his death, any Option may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution at any time within one (1) year from the date of the Optionee's death or such later date as fixed by the Committee as to Non-Qualified Options, but in no event later than on their specified expiration dates.

                         10.2 Disability.  If an Optionee ceases his
                              ----------
          employment with or service by the Company and all Subsidiaries by reason of his disability, he shall have the right to exercise any Option held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to one (1) year from the date of the termination of the Optionee's employment or service or such later date as fixed by the Committee as to Non-Qualified Options, but in no event later than on their specified expiration dates. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

                    11   Assignability.  No Option shall be assignable or
                         -------------
          transferable by the Optionee except (i) by will or by the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order or Title I of the Employee Retirement Income Security Act or (iii) with respect to Non-Qualified Options, to a spouse or lineal descendant or lineal ascendant of the Optionee.

                    12   Terms and Conditions of Options.  Options shall be
                         -------------------------------
          evidenced instruments (which need not be identical) in such forms as the Committee may from time to time approve (the "Option Agreements"). The Option Agreements shall conform to the terms and conditions set forth in Sections 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon the exercise of Options. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver the Option Agreements. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of the Option Agreements.

                    13   Adjustments.  Upon the occurrence of any of the
                         -----------
          following events, an Optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the Optionee and the Company relating to such
          Option:

                         13.1 Stock Dividends and Stock Splits.  If the
                              --------------------------------
          shares of Common Stock shall be subdivided or combined into a smaller or greater number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately decreased or increased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

                         13.2 Consolidations or Mergers.  If the Company is
                              -------------------------
          to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; (ii) upon written notice to the Optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

                         13.3 Recapitalization or Reorganization.  In the
                              ----------------------------------
          event of a recapitalization or reorganization of the Company (other than a transaction described in Section 13.02) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an Optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

                         13.4 Change in Control.  In the event of a change
                              -----------------
          in control of the Company, all Options under the Plan which are not fully vested shall vest 100% and shall be immediately exercisable. For purposes of this Plan, a "change in control" shall mean any of the following events: (a) the Company receives a report on Schedule 13D filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Exchange Act disclosing that any person, group, corporation or other entity is the beneficial owner, directly or indirectly, of twenty percent (20%) or more of the outstanding Common Stock of the Company; (b) any person (as such term is defined in Section 13(d) of the Exchange Act), group, corporation or other entity other than the Company or any Subsidiary, purchases shares pursuant to a tender offer or exchange offer to acquire any Common Stock of the Company for cash, securities or any other consideration, provided that after consummation of the offer, the person, group, corporation or other entity in question is the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of twenty percent (20%) or more of the outstanding
          Common Stock of the Company (calculated as provided in paragraph
          (d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire common stock); (c) the stockholders of the Company approve (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (d) there shall have been a change in a majority of the members of the Board of Directors of the Company within a twenty-four (24) month period unless the election or nomination for election by the Company's stockholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the twenty-four (24) month period.

                         13.5 Modification of ISOs.  Notwithstanding the
                              --------------------
          foregoing, any adjustments made pursuant to Section 13.01, 13.02,
          13.03 or 13.04 with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

                         13.6 Dissolution or Liquidation.  In the event of
                              --------------------------
          the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

                         13.7 Issuances of Securities.  Except as expressly
                              -----------------------
          provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

                         13.8 Fractional Shares.  No fractional shares
                              -----------------
          shall be issued under the Plan and the Optionee shall receive from the Company cash in lieu of such fractional shares.

                         13.9 Adjustments.  Upon the happening of any of
                              -----------
          the events described in Section 13.01, 13.02, 13.03 or 13.04 above, the class and aggregate number of shares set forth in Section 3 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this Section
          13 and, subject to Section 2 hereof, its determination shall be conclusive.

                    14   Means of Exercising Options.  An Option (or any
                         ---------------------------
          installment or portion of an installment thereof) shall be exercised by giving written notice to the Company at its principal office address. The notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either: (a) in United States dollars in cash or by check; (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option; or (c) at the discretion of the Committee, by any combination of (a) and (b) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b) or (c) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the Option in question. An Optionee shall not have the rights of a stockholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Section 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

                    15   Termination or Amendment of Plan.  The Board of
                         --------------------------------
          Directors may terminate or amend the Plan in any respect at any time; however, without the approval of the Company's stockholders obtained within twelve (12) months before or after the Board of Directors adopts a resolution authorizing any such termination or amendment, the Board of Directors may not so terminate or amend the Plan if prior stockholder approval is then required by
          Section 16(b) of the Exchange Act, applicable Delaware law or tax law, or the rules of any applicable national securities exchange or national stock quotation system on which the Common Stock may then be listed or traded. Except as otherwise provided in this
          Section 15, in no event may action of the Board of Directors or stockholders alter or impair the rights of an Optionee, without his consent, under any Option previously granted to him.

                    16   Notice to Company of Disqualifying Disposition.
                         ----------------------------------------------
          By accepting an ISO granted under the Plan, each Optionee agrees to notify the Company in writing immediately after making a Disqualifying Disposition, as described in Sections 421, 422 and 424 of the Code and regulations thereunder, of any stock acquired under the Plan (or stock received in a transaction described in Section 424(b) or 424(c)(1)(B) of the Code, relating to distributions of stock with respect to stock acquired under the Plan and certain tax-free exchanges of stock acquired under the Plan for other stock or securities). A Disqualifying Disposition (with certain exceptions) is generally any disposition within two
          (2) years of the date the ISO was granted or within one (1) year of the date the ISO was exercised, whichever period ends later. With respect to stock held jointly with right of survivorship, a termination of such joint tenancy may constitute a Disqualifying Disposition. This Section 16 shall be made binding upon the Optionee and upon any transferee of stock described in this Section to whom Section 424(c)(4)(B) of the Code applies.

                    17   Withholding of Additional Income Taxes.  Upon the
                         --------------------------------------
          exercise of a Non-Qualified Option or the making of a Disqualifying Disposition (as defined in Section 16), the Company may withhold taxes in respect of amounts that constitute compensation includible in gross income, whenever the Company determines that such withholding is required. The Committee in its discretion may condition the exercise of an Option on the Optionee's making satisfactory arrangement for such withholding. In addition to tax withholding, government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs.

                    18   Governing Law, Construction.  The validity and
                         ---------------------------
          construction of the Plan and the agreements evidencing Options shall be governed by the laws of the State of Delaware, or the laws of any jurisdiction in which the Company or its successors in interest may be organized. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.


          Adopted by the Board of Directors
          and Stockholders as of January 19, 1999